UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
   _______________________________
Form 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2017
  _______________________________
Hi-Crush Partners LP
(Exact name of registrant as specified in its charter)
   _______________________________
Delaware
(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

Three Riverway, Suite 1350 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
(713) 980-6200
(Registrant’s telephone number, including area code)
  _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
The information required by this item is included in Item 8.01 and incorporated by reference herein.

Item 8.01 Results of Operations and Financial Condition
On February 23, 2017, Hi-Crush Partners LP (the "Partnership") filed with the Securities and Exchange Commission (the "SEC") a Current Report on Form 8-K (the "Initial 8-K") disclosing that the Partnership and Hi-Crush Augusta Acquisition Co. LLC ("Acquisition Co.") had entered into the Contribution Agreement with Proppants to acquire all of the outstanding membership interests in Hi-Crush Whitehall LLC ("Whitehall"), the remaining 2% outstanding equity interest in Hi-Crush Augusta LLC and all of the outstanding membership interests in PDQ Properties LLC (together the "Other Assets") from Hi-Crush Proppants LLC ("Proppants"). The Initial 8-K included the financial statements of Whitehall and the pro forma financial information giving effect to the acquisition of Whitehall and the Other Assets required by Items 9.01(a) and 9.01(b) of Form 8-K. On March 15, 2017, the Partnership completed the previously announced acquisition.
Due to Proppants' control of the Partnership through its ownership and control, the acquisition of all of the outstanding membership interests in Whitehall and the Other Assets is considered a transfer of net assets between entities under common control. As such, the Partnership is required to recast its financial statements to include the activities of Whitehall and the Other Assets as of the date of common control. Exhibit 99.1, included in this Current Report on Form 8-K, gives retroactive effect to the acquisition of Whitehall and the Other Assets as if the Partnership had owned them since their inception.
The Partnership’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on February 21, 2017 (the "2016 Form 10-K") is hereby recast by this Current Report on Form 8-K as follows:

•	2016 Form 10-K (Exhibit 99.1)

◦	The Selected Financial Data included herein Exhibit 99.1 supersedes Part II, Item 6 of the 2016 Form 10-K

◦	The Management's Discussion and Analysis of Financial Condition and Results of Operations included herein Exhibit 99.1 supersedes Part II, Item 7 of the 2016 Form 10-K

◦	The Financial Statements and Supplementary Data included herein supersedes Part II, Item 8 of the 2016 Form 10-K
There have been no revisions or updates to any other sections of the 2016 Form 10-K, other than the revisions noted above. This Current Report on Form 8-K should be read in conjunction with the 2016 Form 10-K and any references herein to Items 6, 7 and 8 under Part II of the 2016 Form 10-K refer to Exhibit 99.1. As of the date of this Current Report on Form 8-K, future references to the Partnership’s historical financial statements should be made to this Current Report as well as future quarterly and annual reports on Form 10-Q and Form 10-K, respectively.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1
Audited consolidated financial statements of Hi-Crush Partners LP as of and for the years ended December 31, 2016 and 2015, including the notes thereto and the reports of the independent registered public accounting firm thereon

101	The financial statements and notes thereto included in this Current Report on Form 8-K of Hi-Crush Partners LP formatted in eXtensible Business Reporting Language (XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

		By:	Hi-Crush GP LLC, its general partner

Date:	May 1, 2017	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1
Audited consolidated financial statements of Hi-Crush Partners LP as of and for the years ended December 31, 2016 and 2015, including the notes thereto and the reports of the independent registered public accounting firm thereon

101	The financial statements and notes thereto included in this Current Report on Form 8-K of Hi-Crush Partners LP formatted in eXtensible Business Reporting Language (XBRL)